SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 4, 2004 (June 4, 2004)

ARGO-TECH CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-38223	31-1521125

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

23555 Euclid Avenue, Cleveland, Ohio		44117-1795

(Address of Principal Executive Offices)		(Zip Code)

Registrants’ Telephone Number, Including Area Code: (216) 692-6000

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

     (a) Financial Statements of Business Acquired.

Not applicable.

     (b) Pro Forma Financial Information.

Not applicable.

     (c) Exhibits.

Exhibit No.	Exhibit Description
99.1	Press Release dated June 4, 2004

Item 9. Regulation FD Disclosure.

     On June 4, 2004, Argo-Tech Corporation (the “Company”), issued a press release announcing the completion of its consent solicitation relating to proposed amendments to the indentures governing its 8 5/8% senior subordinated notes due 2007. The complete press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 9 by reference.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ARGO-TECH CORPORATION

By:	/s/ Paul R. Keen Paul R. Keen, Executive Vice President, General Counsel and Secretary

Date: June 4, 2004

EXHIBIT INDEX

Exhibit No. 99.1	Exhibit Description Press Release dated June 4, 2004